UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________________________________________________________________________________________

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
TRIPLEPOINT PRIVATE VENTURE CREDIT INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
TriplePoint Private Venture Credit Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2021. A quorum was not present for the conduct of all business at the Annual Meeting. As a result, in order to solicit additional votes to establish a quorum for all matters to be voted upon at the Annual Meeting, the meeting was adjourned until Thursday, June 24, 2021 at 11:00 a.m., Pacific Time, and will reconvene at that time via conference call. The record date for the right to receive notice of and to vote at the Annual Meeting remains March 23, 2021.
For those who wish to attend the re-convened Annual Meeting on June 24, 2021 via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the meeting: 888-788-0099. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call. You will need the Control Number included on your proxy card if you wish to vote in person at the re-convened Annual Meeting.
If you have not yet voted, we urge you to fill out, sign, date and mail your proxy card as soon as possible. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.
IMPORTANT INFORMATION
Stockholders should read the Company’s proxy statement (filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021) carefully before making any voting decision, as it contains important information relating to the proposals at the Annual Meeting. The proxy statement and the Company’s most recent annual report are available free of charge via the Company’s EDGAR page on the SEC’s website at www.sec.gov.
FORWARD LOOKING STATEMENTS
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. The Company undertakes no duty to update any forward-looking statements made herein.